Exhibit 32.2

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Inspired Entertainment, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Amended Report”), I, Craig Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 22, 2026	By:	/s/ Craig Wilson
Craig Wilson
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.